UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.                     )

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

Six Circles Trust

(Name of Registrant as Specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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SIX CIRCLES TRUST

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

270 Park Avenue

New York, New York 10017

Collect (212) 464-2070

October 12, 2018

Dear Shareholder,

The attached information statement contains important information about a new subadvisory arrangement for a series of the Six Circles Trust (the “Trust”), currently, the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund (each a “Fund” and together, the “Funds”).

On October 5, 2018, J.P. Morgan Private Investments Inc. (the “Adviser”), the Funds’ investment adviser, entered into a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) with Russell Investments Implementation Services, LLC (“RIIS”), as approved by the Trust’s Board of Trustees after careful consideration at an in-person meeting on September 21, 2018. Specifically, RIIS has been engaged by the Adviser to serve as a stand-by interim sub-adviser to each of the Funds as needed in certain transitional circumstances involving a Fund sub-adviser.

Please read the enclosed information statement carefully. It describes the current management structure of the Funds, the terms of the New Sub-Advisory Agreement, factors considered by the Trust’s Board of Trustees in approving the New Sub-Advisory Agreement, and other related information, including RIIS’s additional appointment to provide, when needed, certain transition management and execution services for the Funds in certain circumstances.

The information statement is for your information only. You are not required to take any action. We are not asking you for a proxy and you are requested not to send us a proxy.

The information statement is being mailed on or about October 12, 2018.

Should you have any questions or need additional information, please call the Funds collect at 1-212-464-2070.

Sincerely,

/s/ Mary Savino

President, Six Circles Trust

October 12, 2018

SIX CIRCLES TRUST

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

270 Park Avenue

New York, New York 10017

Collect (212) 464-2070

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.sixcirclesfunds.com.

This information statement is being furnished to shareholders of the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund (each a “Fund” and, together, the “Funds”), each a series of Six Circles Trust (the “Trust”), a Delaware statutory trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Trust and its investment adviser may rely. J.P. Morgan Private Investments Inc. (the “Adviser”) is each Fund’s investment adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval is generally required to enter into or materially amend subadvisory agreements. The exemptive order permits the Adviser to enter into and materially amend subadvisory agreements for the Fund, subject to approval of the Trust’s Board of Trustees (the “Board”), without also obtaining shareholder approval. This information statement is being furnished to notify you that the Adviser has entered into a new subadvisory agreement for the Funds.

On October 5, 2018, the Adviser entered into a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) with Russell Investments Implementation Services, LLC (“RIIS”). Pursuant to the New Sub-Advisory Agreement, RIIS will serve as a stand-by interim sub-adviser to the Funds and may in the future be responsible for managing a portion of the assets of the Funds in certain transitional circumstances involving a Fund sub-adviser as described in this information statement.

The New Sub-Advisory Agreement was approved by the members of the Board (each, a “Trustee”), including a majority of the Trustees who are not parties to the agreement or “interested persons”, as defined in the 1940 Act, of any such parties (the “Independent Trustees”) at an in-person meeting on September 21, 2018. After careful consideration, the Board determined that entering into the New Sub-Advisory Agreement was in the best interests of the Funds and their shareholders and approved the New Sub-Advisory Agreement. For more information about the New Sub-Advisory Agreement and related matters, including RIIS’s additional appointment to provide, when needed, certain transition management and execution services for the Funds in certain circumstances, please review this information statement and the New Sub-Advisory Agreement attached to it as Appendix A.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

THE ADVISORY AGREEMENT

The Trust has retained the Adviser to act as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated June 22, 2018 (the “Advisory Agreement”). Under the Advisory Agreement, subject to the general supervision of the Board, the Adviser is responsible for managing the investment operations of the Funds and the composition of the holdings of the Funds. Except as delegated to one or more sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”), as discussed below, the Adviser is responsible for managing the purchase, retention and disposition of the Funds’ investments. As compensation for the services rendered, the Funds have agreed to pay the Adviser a management fee of 0.25% as a percentage of average daily net assets. The Adviser has contractually agreed through at least April 30, 2020, to waive any of its management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers (the “Management Fee Waiver”). Thereafter, the Management Fee Waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Additionally, the Adviser has contractually agreed through at least April 30, 2020, to reimburse Fund expenses in excess of certain thresholds. During the prior fiscal period, the Funds paid no management fees to the Adviser, as the Funds were not in operation then. For the period between commencement of operations on July 9, 2018, and August 31, 2018, the aggregate amount of advisory fees paid by the Fund to the Adviser was $29,800 before fee waivers and $0 after fee waivers.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The investment advisory services that the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the respective Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for each of the Funds.

The Advisory Agreement will remain effective for a two-year term unless sooner terminated and can continue in effect for successive periods of twelve months if approved at least annually in conformity with the requirements of the 1940 Act. The Advisory Agreement may be terminated with respect to any Fund at any time by vote of a majority of the Trustees or by vote of a majority of the shareholders of that Fund on 60 days’ written notice to the Adviser or by the Adviser at any time on 90 days’ written notice to the Trust. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on June 13, 2018. The Advisory Agreement was approved by the initial shareholder of each Fund on June 13, 2018.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 270 Park Avenue, New York, New York 10017. The Adviser is a wholly-owned subsidiary of JPMorgan Chase Holdings LLC, which is a wholly-owned subsidiary of JPMorgan Chase & Co.

INVESTMENT PROCESS

In accordance with its responsibilities under the Advisory Agreement, the Adviser seeks to achieve the Funds’ investment objective by allocating the Funds’ assets primarily among multiple Sub-Advisers retained by the Adviser. With respect to the Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund (the “Equity Funds”), the Adviser actively allocates each Fund’s investments among a range of indexed investment strategies that are managed by the Equity Funds’ current Sub-Adviser, BlackRock Investment Management, LLC (“BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. In allocating the assets of the Equity Funds, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by indices or sub-indices. With respect to the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund (the “Fixed Income Funds”), the Adviser constructs the Fixed Income Funds’ portfolios by allocating their assets among investment strategies managed by one or more Sub-Advisers retained by the Adviser for the Fixed Income Funds. For all the Funds, the Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Funds’ Sub-Advisers, the investment strategies they pursue and the portion of the Funds allocated to them, may change over time.

Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its allocated portion of a Fund and for placing orders on behalf of the Fund for such transactions. However, the Adviser reserves the right to manage a portion of each Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Adviser serves as the “manager of managers” for the Funds and has responsibility for providing the overall management of the Funds, subject to the oversight of the Board. In this capacity, the Adviser: (i) evaluates, selects, and recommends Sub-Advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the Sub-Advisers’ investment programs and results; (iii) allocates and reallocates the Funds’ assets among the Sub-Advisers; and (iv) reviews the Funds’ compliance with its investment objectives, strategies, policies and restrictions. Pursuant to the exemptive order, shareholder approval is not required to hire, terminate or replace Sub-Advisers except in the case of certain affiliates of the Adviser.

Sub-Adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the Sub-Advisers’ people, process, philosophy and performance. In selecting Sub-Advisers, the Adviser will consider a variety of factors and attributes related to such Sub-Advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a Sub-Adviser’s returns to broader markets and other Sub-Advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

THE SUBADVISORY AGREEMENTS

Current Sub-Advisers

In addition to RIIS, the following firms currently serve as Sub-Advisers to the Funds pursuant to Investment Sub-Advisory Agreements (the “Existing Sub-Advisory Agreements”) between the Adviser and each Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”) (Sub-Adviser for the Equity Funds and the Six Circles Ultra Short Duration Fund), BNY Mellon Asset Management North American Corporation (“BNY”) (Sub-Adviser for the Six Circles Tax Aware Ultra Short Duration Fund), Goldman Sachs Asset Management, L.P. (“Goldman”) (Sub-Adviser for the Fixed Income Funds) and Pacific Investment Management Company LLC (“PIMCO”) (Sub-Adviser for the Six Circles Tax Aware Ultra Short Duration Fund). The Existing Sub-Advisory Agreements were initially approved by the Trustees, including a majority of the Independent Trustees, on June 13, 2018 and became effective on June 22, 2018. Each Existing Sub-Advisory Agreement was approved by the initial shareholder of each Fund on June 13, 2018.

BlackRock, BNY, Goldman and PIMCO are each independent of the Adviser.

Each Sub-Adviser is responsible for the day-to-day investment decisions of its portion of the Funds, subject to the investment policies, restrictions and guidelines of the Funds and the supervision of the Board and the Adviser.

Each Existing Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. Each Existing Sub-Advisory Agreement may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” as defined in the 1940 Act, and may be terminated without penalty at any time by (i) the Adviser upon 61 days’ written notice, (ii) the Board upon 60 days’ written notice, (iii) vote of the holders of a majority of the applicable Funds’ shares (iv) by the applicable Sub-Adviser upon 60 days’ written notice or (v) upon termination of the Advisory Agreement. Each Existing Sub-Advisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Under the terms of the Existing Sub-Advisory Agreements, the Sub-Advisers are not liable for any error of judgement or mistake of law or for any loss suffered by the applicable Fund or the Adviser in connection with the matters to which the Sub-Advisory Agreements relate, except a loss resulting from the applicable Sub-Adviser’s willful misfeasance, bad faith or gross negligence (or, in one case, negligence) on its part in the performance of the applicable Sub-Adviser’s duties under the applicable Existing Sub-Advisory Agreement, or from reckless disregard by the applicable Sub-Adviser of its obligations and duties under the applicable Existing Sub-Advisory Agreement or from its material breach of the applicable Sub-Advisory Agreement. In addition, under the Existing Sub-Advisory Agreements, the Adviser and the Sub-Advisers have agreed to indemnify each other in certain circumstances.

The Sub-Advisers are each paid monthly by the Adviser a fee equal to a percentage of the daily net assets of the Funds allocated to each Sub-Adviser, respectively. During the prior fiscal year, the Adviser did not pay any management fees to the Sub-Advisers, as the Funds were not in operation then. For the period between commencement of operations on July 9, 2018, and August 31, 2018, the Adviser paid the following aggregate fees to the Sub-Advisers.

Fund	Sub-Advisers ($/%*)
Six Circles Ultra Short Duration Fund	$312	0.04%
Six Circles Tax Aware Ultra Short Duration Fund	$403	0.06%
Six Circles U.S. Unconstrained Equity Fund	$4,425	0.013%
Six Circles International Unconstrained Equity Fund	$4,187	0.013%

The Trust expects that differences in investment returns among the portions of the Funds managed by different Sub-Advisers will cause the actual percentage of the Funds’ assets managed by each Sub-Adviser to vary over time. The Adviser may reallocate assets from one Sub-Adviser to another when deemed in the best interests of the Funds and their shareholders.

New Sub-Advisory Agreement with RIIS

As noted above, the Adviser has engaged RIIS as a stand-by interim Sub-Adviser to the Funds, pursuant to the New Sub-Advisory Agreement.

Specifically, the Adviser expects that it may need to utilize RIIS as an interim Sub-Adviser (i) in the event it determines that it would be prudent to allocate Fund flows away from an existing Sub-Adviser for a period of time, or (ii) to facilitate a transition in the event the Adviser determines to terminate an existing Sub-Adviser, pending identification, approval and

* Represents the aggregate sub-advisory fees paid by the Adviser as a percentage of the Fund’s average daily net assets.

implementation of a new Sub-Adviser. If Fund assets are allocated to RIIS as interim Sub-Adviser, RIIS will, in most cases, seek to manage to particular benchmarks defined by the Adviser.

The New Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The New Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time (i) by the Board, by vote of the holders of a majority of the Funds’ shares or by RIIS upon 60 days’ written notice or (ii) by the Adviser upon 61 days’ written notice, or (iii) upon termination of the Advisory Agreement. Under the terms of the New Sub-Advisory Agreement, RIIS will not be liable for (i) any error of judgment or mistake of law, (ii) acting in good faith reliance on data or instructions from the Adviser, the Funds or any of their agents, including the Funds’ custodian, (iii) any act or omission of any other current or former investment sub-adviser of the Funds or any other person authorized to invest assets of the Funds, (iv) any act, omission or insolvency of any futures commission merchants, counterparty or broker selected by RIIS in accordance with the New Sub-Advisory Agreement, except to the extent RIIS breaches its duty of care in selecting or monitoring such futures commission merchants, counterparty or broker, or (v) for any losses, damages, costs, claims, liabilities, judgments, fines, settlements and expenses (including reasonable attorney fees) suffered by the Fund or the Adviser in connection with the matters to which the New Sub-Advisory Agreement relates, except in each case for losses resulting from RIIS’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Agreement or from its material breach of the New Sub-Advisory Agreement. In addition, under the New Sub-Advisory Agreement, the Adviser and RIIS have agreed to indemnify each other in certain circumstances.

RIIS will be paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Funds allocated to RIIS. As of the date hereof, the Funds have no current plans to utilize RIIS for any particular Fund strategy. Because Fund assets have not yet been allocated to RIIS, no subadvisory fees have been paid to RIIS as of the date hereof. Because the fees paid to RIIS under the New Sub-Advisory Agreement are not paid by the Funds but are paid by the Adviser out of the advisory fees the Adviser receives from the Funds, there is no change in the gross advisory fee paid by the Funds as a result of the addition of RIIS as Sub-Adviser to the Funds.

RIIS was established in 1953 and is an investment adviser registered with the SEC. RIIS is an indirect wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIIS and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ management also hold minority, non-controlling positions in Russell Investments Group, Ltd. As of June 30, 2018, RIIS had $92.1 billion in assets under management. RIIS is independent of the Adviser.

If Fund assets are allocated to RIIS as interim Sub-Adviser, RIIS will be responsible for the day-to-day investment decisions for such assets, subject to the investment policies, restrictions and guidelines of the Funds and the supervision of the Board and the Adviser.

RIIS does not act as an adviser to other registered funds whose investment objectives are similar to those of the Funds. For more information about the New Sub-Advisory Agreement, please review the New Sub-Advisory Agreement attached to this information statement as Appendix A.

The Adviser has also entered into an Implementation Services Agreement with RIIS with respect to each Fund (the “Implementation Services Agreement”), as approved by the Board, to provide, when needed, transition management execution services, to efficiently transition portfolios managed by an existing Sub-Adviser over to a new Sub-Adviser or to another existing Sub-Adviser. As of the date hereof, the Funds have no current plans to utilize these services for any particular Fund strategy. Pursuant to the agreements, JPMPI will provide notice to RIIS to the extent it intends to utilize RIIS’s subadvisory services or transition management services for a particular Fund strategy, and, as appropriate, disclose the specific arrangements at that time.

Principal Executive Officer and Directors of RIIS

The table below presents information about the principal executive officer and directors of RIIS. The address for each of the persons listed below, as it relates to his and/or her duties with RIIS, is the same as that of Russell Investments. The address of Russell Investments is 1302 2nd Avenue, 18th Floor, Seattle, WA 98101.

Name	Position with Sub-Adviser and Principal Occupation
Jeffrey T. Hussey	President and Director
Steve Kirschner	Director and Managing Director, Trading and Transition Management
Rick Smirl	Director

Board Review and Approval of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at an in-person meeting on September 21, 2018 (the “Meeting”). The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and its respective shareholders.

RIIS had been sent letters on behalf of the Independent Trustees requesting detailed information from RIIS in connection with the proposed New Sub-Advisory Agreement in an effort to observe the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the sub-adviser furnish, such information as may be necessary to evaluate the terms of the proposed agreement. RIIS had responded to the information request and provided memoranda and related materials and information for consideration by the Trustees, which were provided to the Board. Following receipt and review, the Independent Trustees and independent legal counsel held a separate conference call to consider the materials and related proposed New Sub-Advisory Agreement, during which the Independent Trustees raised various questions. Representatives of RIIS also participated in the Meeting, at which the Board discussed the proposed arrangements with RIIS extensively. The Trustees also discussed the proposed New Sub-Advisory Agreement in an executive session of the Meeting with independent legal counsel at which no representatives of the Adviser or RIIS were present.

Materials Reviewed. In considering the approval of the New Sub-Advisory Agreement, the Board took into account the wide variety of materials relating to the services to be provided by RIIS provided prior to and during the Meeting, the presentations made during the Meeting, and the extensive discussions during the Meeting. The Board reviewed information relating to, among other things, proposed Fund operations, including the compliance programs of RIIS, valuation, and other information related to personnel of RIIS that would be providing investment management services to the Funds. The Board discussed a memorandum prepared by independent legal counsel regarding the responsibilities of the Board in approving advisory and subadvisory services and information regarding RIIS personnel who would be providing investment management services to the Funds.

Review Process. In connection with the approval of the New Sub-Advisory Agreement, the Board reviewed written materials provided by RIIS. The Board also requested and received assistance and advice regarding applicable legal standards from independent legal counsel. The Board additionally considered the written information provided by RIIS in response to the Board’s request for information. The Board also heard oral presentations on matters related to the New Sub-Advisory Agreement. In deciding to approve the New Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

Nature, Extent and Quality of Services. The Board considered the depth and quality of the investment management process of RIIS. The Board considered the subadvisory services proposed to be provided by RIIS to the Funds. The Board also considered information about RIIS’s investment personnel responsible for providing services under the New Sub-Advisory Agreement. The Board reviewed the nature and quality of RIIS’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel, including the availability of RIIS personnel with significant experience in municipal securities, and its overall financial strength. The Board noted the certificates received from RIIS regarding both its compliance program and code of ethics, which noted that RIIS has compliance policies and procedures in place that are reasonably designed to prevent violations of the federal securities laws with respect to the services provided by RIIS and that RIIS has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from (i) engaging in certain specified conduct and (ii) violating the code of ethics.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by RIIS under the New Sub-Advisory Agreement were likely to benefit the Funds and their shareholders.

Investment Performance. Since the Funds had not yet utilized RIIS’s subadvisory services, the Board did not receive or consider investment performance information related to the Funds’

performance with RIIS as a Sub-Adviser. The Board considered the manner in which RIIS proposed to manage the Funds. The Board also discussed the background and experience of RIIS. The Board concluded that based on the experience of RIIS, RIIS had a reasonable expectation of delivering acceptable performance to shareholders of the Funds.

Advisory Fees and Total Expenses. The Adviser reported to the Board that, in proposing the subadvisory fees to be paid to RIIS by the Adviser for each Fund, the Adviser considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the Funds. The Board noted RIIS’s explanation that the proposed subadvisory fee is consistent across all four Funds because each Fund would receive similar investment management services from RIIS.

The Board next reviewed the proposed subadvisory fee schedule for the Funds. The Board noted that the Adviser had: (1) agreed to contractually reimburse expenses for the Funds to the extent the total expense ratio for each Fund exceeded a certain specified limit; and (2) agreed to contractually waive any advisory fees that exceeded the aggregate advisory fees the Adviser is contractually required to pay to the Sub-Advisers. The Board considered how these agreements would affect the expenses borne by Fund shareholders with respect to the New Sub-Advisory Agreement.

The Board also found the fees to be paid by the Adviser to RIIS to be reasonable, though they noted that the Funds will not pay the fees to RIIS directly, but that the Adviser will compensate RIIS out of the advisory fee it receives from the Funds. Additionally, the Board noted the most-favored nation provisions agreed to by RIIS, which should help ensure the fee rates charged by RIIS are at least equal to the range of fees charged to similar clients. The Board also noted that, since the Funds have no current plans to utilize RIIS as Sub-Adviser for any particular Fund strategy as of the date hereof, no additional cost will be borne by either the Adviser or the Fund until assets are allocated to RIIS.

Based on the information presented by RIIS, members of the Board then determined that the level of the subadvisory fees to be paid by the Adviser to RIIS, as well as the estimated total expenses of each Fund, are reasonable and approval of the New Sub-Advisory Agreement would likely benefit each Fund and its shareholders.

Adviser Costs, Level of Profits and Economies of Scale. As the Funds have not yet utilized RIIS’s subadvisory services, information regarding RIIS’s costs in providing services to the Funds was not available.

The Board next considered the estimated profits to be realized by RIIS in connection with the operation of the Funds as described in the Meeting materials, and whether the amount of profit was a fair entrepreneurial profit for the management of the Funds. The Board again noted that, since the Funds have no current plans to utilize RIIS as Sub-Adviser for any particular Fund strategy as of the date hereof, no additional cost will be borne by either the Adviser or the Fund until assets are allocated to RIIS.

The Board further noted that the subadvisory fees paid to RIIS have breakpoints, which may help to reflect economies of scale.

Ultimately, the Board concluded that each Fund’s proposed fee and expense structure with respect to the New Sub-Advisory Agreement is reasonable.

Ancillary Benefits. The Board next considered whether RIIS or any of its affiliates may receive other benefits as a result of RIIS’s proposed relationship with the Trust or the Funds. The Board considered that RIIS was not affiliated with any of the Funds’ proposed service providers, and therefore would not benefit from those contractual relationships. The Board also considered portfolio trading practices of RIIS, noting the relatively low trading costs that RIIS incurs in completing portfolio transactions. Additionally, the Board considered that RIIS receives the ancillary benefit of potentially receiving fees from the Funds under the Implementation Services Agreement between the Adviser and RIIS, but that those fees are not contingent on RIIS serving as an interim Sub-Adviser and are for services that are distinct from RIIS’s subadvisory services. As such, the Board concluded that RIIS and its affiliates would not receive collateral benefits that would materially affect the reasonableness of the proposed subadvisory fees under the New Sub-Advisory Agreement.

Conclusions. Having requested and received such information from RIIS as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the subadvisory fee structures were reasonable and, in light of the matters that the Independent Trustees had considered to be relevant in the exercise of their reasonable judgment, approved the New Sub-Advisory Agreement. The Board similarly approved the Implementation Services Agreement, finding it to be fair to, and in the best interest of, each Fund and its shareholders.

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of August 31, 2018, the Trustees and officers as a group owned less than 1% of the shares of each Fund. As of August 31, 2018, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund.

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SIX CIRCLES ULTRA SHORT DURATION FUND	J.P. Morgan Private Investments Inc. 270 Park Avenue New York, New York 10017	100%
SIX CIRCLES TAX AWARE ULTRA SHORT DURATION FUND	J.P. Morgan Private Investments Inc. 270 Park Avenue New York, New York 10017	100%
SIX CIRCLES U.S. UNCONSTRAINED EQUITY FUND	J.P. Morgan Private Investments Inc. 270 Park Avenue New York, New York 10017	100%
SIX CIRCLES INTERNATIONAL UNCONSTRAINED EQUITY FUND	J.P. Morgan Private Investments Inc. 270 Park Avenue New York, New York 10017	100%

AFFILIATED BROKERAGE

The Funds did not pay any brokerage commissions to affiliated brokers during the most recently completed fiscal year (and the Funds were not in operation during such period).

SERVICE PROVIDERS

The Trust’s distributor is Foreside Fund Services, LLC (“Foreside”). Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Trust’s administrator, fund accounting agent and custodian is Brown Brothers Harriman & Co. (“BBH”). BBH is located at 140 Broadway, New York, New York 10005. The Trust’s transfer agent is DST Asset Management Solutions, Inc. (“DST”). DST is located at 2000 Crown Colony Drive, Quincy, MA 02169.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to J.P. Morgan Private Investments Inc., 270 Park Avenue, New York, New York 10017 or by calling collect 1-212-464-2070.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account if a separate copy is requested.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

Appendix A

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

Russell Investments Implementation Services, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of the October 5, 2018 between J.P. Morgan Private Investments Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Russell Investments Implementation Services, LLC (“Subadviser”), a limited liability company organized and existing under the laws of the State of Washington.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of June 22, 2018 (the “Advisory Agreement”) with Six Circles Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series trust having one or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Subadviser is engaged in the business of rendering investment and transition management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser, in connection with the Funds listed on Appendix A, in the provision of interim investment programs for that portion of the assets of the Fund which the Adviser may from time to time allocate to the Subadviser in accordance with the terms of this Agreement (the “Subadviser Assets”) and the Subadviser is willing to furnish such services (the “Investment Program”);

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.  Appointment. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage on a discretionary basis the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Each party hereto agrees that the provision of services and the rights and obligations of the Adviser and Subadviser under this Agreement, including the compensation terms herein provided, will not be in effect with respect to the Subadviser Assets until the relevant Start Date specified in the relevant Interim Subadvisory Notice delivered by the Adviser to Subadviser pursuant to the Implementation Services Agreement dated October 5, 2018 between the Adviser, on behalf of the Funds, and the Subadviser. The Subadviser acknowledges and agrees that (i) the makes no commitment to allocate any maximum or minimum portion of the Fund’s assets to the Subadviser as the Subadviser Assets, (ii) at any time, upon written notice to the Subadviser, the Adviser may allocate all, none or any portion of the Fund’s assets to the Subadviser, (iii) the Adviser may reallocate any portion or all of the Subadviser Assets (a) to any other subadviser unaffiliated with the Adviser upon written notice to the Subadviser or (b) to itself or a subadviser affiliated with the Adviser upon 61 days’ written notice to the Subadviser (or such shorter period as may be agreed by the Subadviser after receipt of such notice) and (iv) subject to written notice to the Subadviser, and, as applicable, the written notice set forth in clause (iii)(b) of this paragraph 1, the Adviser retains authority to immediately assume direct responsibility for any function delegated to the Subadviser under this Agreement.

2.  Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with (i) the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), (ii) the portfolio guidelines agreed from time to time in writing by the Adviser and the Subadviser (the “Guidelines”), (iii) except as specifically set forth in the Guidelines, the requirements applicable to registered investment companies under applicable laws (including the 1940 Act) and (iv) such other limitations as the Adviser may institute in writing and provide to Subadviser within a reasonable time prior to implementation to provide the Subadviser with the opportunity to raise any issues that could affect implementation. For the avoidance of doubt, the Subadviser agrees that it will manage the Subadviser Assets in accordance with the investment limitations and other restrictions under the 1940 Act as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act. The Subadviser further agrees to manage the investments of the Subadviser Assets in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act, except as otherwise specifically set forth in the Guidelines. Without limiting the preceding obligations of the Subadviser, if the Adviser notifies the Subadviser that the Adviser has determined, in its sole discretion, that the Subadviser Assets are not in compliance with any of the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code, the Subadviser will promptly take action to bring the Subadviser Assets back into compliance; provided, however, the Subadviser’s action shall not, in and of itself, constitute an admission by the Subadviser that the Subadviser Assets are not in compliance with the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code. The Subadviser shall (a) make investment decisions for the Subadviser Assets and select securities for purchase or sale with respect to the Subadviser assets; and (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets. In providing these services, the Subadviser will conduct a program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets, including the amount to be held uninvested as cash or in cash equivalents selected by the Subadviser.

The Adviser shall make available to or furnish the Subadviser with copies of the Trust’s Prospectus and Statement of Additional Information, Declaration of Trust, Bylaws, Advisory Agreement, the Guidelines and any other applicable limitations or guidelines with regards to the Subadviser Assets, and any amendments thereto. Upon notification by the Adviser of any such amendment, the Subadviser shall as promptly as reasonably practicable commence action if necessary to bring the Subadviser Assets into compliance by the effective date of such amendment.

The Subadviser shall have authority to instruct the Fund’s custodian (the “Custodian”) to: (i) pay cash for securities and other property delivered to the Custodian for the Subadviser Assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Subadviser Assets, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Subadviser Assets with respect to any investments made pursuant to the Prospectus.

Subject to Section 2D (Brokerage) below, the Subadviser is authorized with respect to the Subadviser Assets to enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with (a) the Trust’s Prospectus, Declaration of Trust, Bylaws, written policies and procedures of the Fund adopted by the Board, (b) the Guidelines, (c) any other written limitations instituted by the Adviser and agreed to by the Subadviser with regard to the Subadviser Assets, and (d) any written instructions and directions of the Board or the Adviser (so long as (x) none of the foregoing would cause the Subadviser to violate applicable law or regulation and (y) the Subadviser is provided a reasonable period of time to comply with the foregoing). The Subadviser hereby agrees to:

(i)	regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the Investment Program, compliance of the Subadviser Assets with the Prospectus, the Guidelines, the 1940 Act and the Code, and other topics as may reasonably be requested by the Board or the Adviser, including attending Board meetings, as reasonably requested, to present such reports to the Board;

(ii)	make themselves available, upon reasonable request by the Adviser, to the Trust’s pricing agent and/or valuation committee, taking into account the time sensitive nature of the matter, to consult with the Adviser, the Trust’s pricing agent or valuation committee regarding the valuation of any of the Subadviser Assets for which the Adviser, the Trust’s pricing agent or valuation committee seeks assistance from the Subadviser or identifies for review by the Subadviser. Notwithstanding the foregoing, the Adviser acknowledges that (a) the Subadviser’s valuation policies may differ from the valuation policies of the Trust’s pricing agent and valuation committee and (b) therefore, the valuations made by the Fund with respect to the Subadviser Assets may differ from the valuations made by or on behalf of the Subadviser for other accounts that the Subadviser manages;

(iii)	in connection with any securities or other investments purchased, sold, retained or borrowed for the Subadviser Assets, arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased, sold, retained or borrowed on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Communication by the Subadviser via electronic means is acceptable to the Adviser, the Custodian or the administrator. (the “Administrator”);

(iv)	with respect to securities or other instruments of the Subadviser Assets to be settled through the Custodian, arrange for the transmission of such trades to the Custodian by the end of the day upon which such transaction occurs. For the avoidance of doubt, the parties acknowledge that the Subadviser is not a custodian of the Fund’s assets and that it will not take possession or custody of such assets;

(v)	confirm all trades made on behalf of the Subadviser Assets with each executing broker and counterparty daily to facilitate accurate trade settlement and verify open positions (including cash). The Subadviser shall notify the Custodian, on behalf of the Fund, promptly (ideally within one business day) upon becoming aware of any trade which the Subadviser believes was not executed in accordance with its instructions. The Fund or its designee may also conduct a reconciliation of trades as reported from executing brokers and counterparties and the Subadviser shall reasonably cooperate with the Fund or such designee in order to effect such reconciliation, including without limitation by arranging for reasonable access by the Fund or such designee to the files and websites of the executing brokers and counterparties to the extent such access is available;

(vi)	promptly review each holdings reconciliation report relating to the Subadviser Assets that it receives from the Custodian and accounting agent and/or the Adviser, as appropriate, and shall use commercially reasonable efforts to resolve all open reconciliation items, including trade breaks, contained in such report promptly (ideally, within one business day) after the time as of which the Subadviser receives such report. Further, the Subadviser shall perform a net asset value reconciliation of the Subadviser Assets on a monthly basis and provide a copy of such reconciliation to the Adviser;

(vii)	use commercially reasonable efforts to prepare and cause to be filed in a timely manner Form 13F and Schedules 13D or 13G, if required, with respect to securities held in the Subadviser Assets, without regard for any other assets held by the Trust or the Fund, unless specifically informed otherwise by the Adviser (it being understood that unless notified otherwise in writing, the Subadviser shall consider such securities as being subject to its investment discretion for purposes of Form 13F). The Subadviser agrees that it shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act;

(viii)	provide such historical performance, fee and expense information about the accounts and investment funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets as may be reasonably necessary to allow the Trust, the Board or their agents to fulfill their duties under applicable laws, including, without limitation, Section 15 of the 1940 Act, and to permit the Adviser to satisfy its oversight responsibilities or to satisfy any request by applicable federal or state regulatory authorities. Such information may be provided in the form of a composite of accounts or on an anonymous basis;

(ix)	identify, process and track all class actions for any security held within the Fund managed by the Subadviser during its management, provided that, the Subadviser shall be permitted to use a third party service provider that is acceptable to the Adviser and subject to confidentiality obligations to perform such functions; provided that, for the avoidance of doubt, upon written notice to the Subadviser, the Subadviser shall cease to perform the functions set forth in this Section 2B(ix) and shall instruct any such third party service provider to cease performing such functions, and to the extent it chooses to participate in or to consent to any class action with respect to any securities that are included in the Subadviser Assets, to promptly notify the Fund and the Adviser;

(x)	provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, as related to the Subadviser Assets, including, but not limited to: (a) providing broker contacts as needed for obtaining trade confirmations; (b) providing copies of term loans and swap agreements, within a reasonable time upon request by the Adviser; (c) providing reasonable assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (d) providing reasonable assistance to the Adviser in documenting market quotations of investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means; and

(xi)	provide timely input to and collaborate with the Adviser and the Fund (a) in determining appropriate liquidity classifications for the Subadviser Assets, for purposes of compliance with Rule 22e-4 under the 1940 Act, when effective, and in accordance with the parameters of the Fund’s liquidity program, and (b) in providing data and information in connection with the preparation of the Fund’s shareholder reports (e.g. Form N-CSRs), census reporting forms (e.g. Form N-CEN) and portfolio holdings reporting forms (e.g. Forms N-Q and/or N-PORT) or the financial reports contained therein.

C. Expenses. The Subadviser will bear all of its expenses, including, without limitation, Subadviser’s insurance premiums and deductibles, in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser as set forth herein or otherwise. The expenses to be borne by the Trust may include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, insurance premiums and deductibles, industry association fees, outside auditing and fund-related legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses. Notwithstanding the foregoing, the Subadviser shall be responsible for the Trust’s reasonable costs associated with the preparation, printing, filing and mailing of any information statements, supplements and/or other disclosure materials that are reasonably determined by the Adviser to be for the primary benefit of, or otherwise occur as a result of any event occurring with respect to, the Subadviser (excluding the engagement or termination of the Subadviser).

D. Brokerage. Except as otherwise agreed with the Adviser herein or otherwise, the Subadviser has full discretion and authority (in the capacity of agent for each Fund, with respect to Subadvisor Assets), to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives and restrictions set forth in this Agreement, to do any or all of the following:

(a) if the Adviser has executed a power of attorney authorizing Subadviser to act as agent to the Funds, to establish accounts for futures and cleared derivatives trading in the name of each Fund with one or more futures commission merchants (each, an “FCM”);

(b) to establish accounts and engage in uncleared over-the-counter (“OTC”) derivatives transactions with one or more counterparties (each, a “Designated Counterparty”);

(c) to establish accounts to effect securities and foreign currency transactions in the name of each Fund with one or more brokers (each, a “Designated Broker”);

(d) to provide financial and other information regarding the Funds as the FCM, Designated Counterparties and/or Designated Brokers may reasonably request;

(e) to exercise full discretionary authority over such accounts;

(f) with respect to the above transactions (i) to obtain from the Fund or its Custodian (or direct the Fund to provide) initial, variation, maintenance and other required margin in the form of moneys, securities or otherwise (“Collateral”); (ii) to execute Collateral transactions; and (iii) to instruct the transfer of assets to and from accounts of the Fund with trustees or custodians identified by the Adviser; and

(g) to purchase, sell or otherwise transfer securities held in the account of Subadviser Assets.

In connection with these transactions, the Subadviser may (i) negotiate, execute, deliver and amend on behalf of each Fund, as its agent and attorney-in-fact, any agreements or instruments the Subadviser considers necessary or desirable in connection with the services performed by it under this Agreement; and (ii) deliver to the FCM, Designated Brokers, and Designated Counterparties, on the behalf of each Fund, those usual and customary representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Fund as such FCMs, Designated Brokers, and Designated Counterparties may reasonably request. These agreements may include, without limitation, standard customer agreements, brokerage agreements, international swaps and derivatives agreements (including any schedules, credit support annexes, confirmations and related documents), foreign currency agreements, clearing agreements, account documentation, futures and options agreements, and any other agreements, documents or instruments (collectively referred to as, “Trading Documentation”) the Subadviser believes are appropriate or desirable in performing its duties under this Agreement. The Adviser acknowledges, on behalf of each Fund, that the FCM, Designated Brokers, and Designated Counterparties will rely on these representations, warranties and covenants in entering into these transactions and the Trading Documentation. Upon the written request of the Adviser, the Subadviser will provide copies of Trading Documentation for the Adviser’s review.

Other than upon prior written approval by the Adviser, Subadviser will not engage in any transactions with respect to the Subadviser Assets with any affiliate of the Adviser. Subadviser will provide to Adviser a written list of its affiliates and will, from time to time, update such list as necessary. Adviser has provided to Subadviser a written list of affiliated brokers and dealers of the Adviser and will, from time to time, update and deliver such list as necessary.

The Subadviser will be responsible for managing any collateral and margin requirements associated with investments made for the Subadviser Assets and will perform in-house reconciliation procedures on such accounts and provide information regarding such reconciliations to the Adviser upon reasonable request. The Subadviser shall notify the Custodian and the relevant counterparty of any significant discrepancies in the collateral requirements or daily collateral management activity promptly of the Subadviser becoming aware of a discrepancy and shall work to resolve any discrepancies in the collateral requirements or daily collateral management activity promptly after the time as of which the Subadviser becomes aware of such discrepancy. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets, it shall be the policy of the Subadviser to seek to obtain best execution and the Subadviser agrees to act in conformance with its best execution policies and procedures. Subadviser shall provide updates of such best execution policies and procedures to the Adviser and the Fund upon the implementation of any material changes made thereto. In assessing best execution, the Subadviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion.

E. Aggregation of Orders. Subject to the Subadviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets as set forth in Section 2D (Brokerage), the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Subadviser in a fair and equitable manner and consistent with the Subadviser’s fiduciary obligations to the Fund and to its other clients and in a manner consistent with the Subadviser’s allocation policies and procedures. Subadviser shall provide updates of its policies and procedures concerning allocations of orders to the Adviser and the Fund upon the implementation of any material changes made thereto. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. The Subadviser shall maintain separate records as are required by applicable laws and regulations applicable to the Subadviser, including, without limitation, Rule 31a-3 under the 1940 Act, of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that the Fund’s Records are the property of the Trust and further agrees to provide promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets that are required to be maintained by the Subadviser under applicable requirements of the 1940 Act.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform (i) compliance monitoring designed to ensure compliance as set forth in Section 2A and (ii) periodic compliance testing with respect to the Subadviser Assets as it deems appropriate, based upon information in its possession or upon information and reasonable written instructions received from the Adviser or the

Trust’s Administrator. The Adviser or the Administrator shall promptly provide the Subadviser with complete and accurate copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus, the Guidelines and any written policies or procedures adopted by the Board and currently in effect applicable to the Subadviser Assets, and shall use commercially reasonable efforts to provide the Subadviser with any amendments or revisions thereto in advance of such adoptions, amendments or revisions taking effect. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Subadviser Assets. The Subadviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Subadviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. Neither the Subadviser nor the Third Party Proxy Voting Service Provider shall be responsible for voting any securities in the Subadviser Assets if it does not receive all proxy solicitation materials relating to such matter from the Custodian in a timely manner. The Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, Subadviser shall provide the Adviser or the Administrator with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. The Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote) any securities constituting the Subadviser Assets and the Adviser will not, directly or indirectly, attempt to influence the Subadviser’s voting decisions.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust, the Fund or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved in writing prior thereto by the Adviser; provided, however, that during the term of this Agreement, the Subadviser may use the Adviser’s or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission, law, regulation, court order or other similar request or demand or as otherwise permitted pursuant to this Agreement. For so long as the Fund remains in existence and the Subadviser is providing the services set forth herein, the Adviser and the Fund shall have a royalty-free license to use the name of the Subadviser, including any short-form of such name, or any combination or derivation thereof, limited for the purpose of identifying the Subadviser as a subadviser to the Fund only in the form, style and type prescribed by the Subadviser. The Subadviser acknowledges and agrees that the Adviser, the Fund and the Fund’s distributor will use such names in communications about the Fund to current and prospective investors in accordance with all applicable laws, rules and regulations, together with other general information regarding the Subadviser and its affiliates, including, without limitation, a general description of the investment program of the Subadviser with respect to the Subadviser Assets. The Adviser and the Fund shall cease to use the name of the Subadviser in any newly printed materials (except as may be reasonably necessary to comply with applicable law or as required in connection with the Trust’s standard reporting) promptly upon termination of this Agreement. Other than materials which contain only the name or appointment of the Subadviser or language that is identical to previously-approved language from the current Fund

Prospectus or Statement of Additional Information, all sales and other marketing and communications materials referring to or containing information regarding the Subadviser shall be subject to the review and approval of the Subadviser, which approval shall not be unreasonably withheld, and the Subadviser agrees to use commercially reasonable efforts to review all such material promptly, but no later than ten business days of their receipt thereof.

J. Other Subadvisers. With respect to any Fund, (i) without the prior written consent of the Adviser, the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser is responsible only for providing advice and the other services set forth herein with respect to the Subadviser Assets. Pursuant to Rule 17a-10 of the 1940 Act, the Adviser agrees that it will include a provision substantially similar to this Section 2J in each other subadvisory agreement relating to the Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund or a list of Subadviser Assets, other than (i) in accordance with the Fund’s portfolio holdings disclosure policy, (ii) to third party service providers that reasonably require such information to perform services with respect to the Subadviser Assets so long as such third party service providers are subject to confidentiality restrictions and covenants, (iii) as otherwise directed in writing by the Adviser or (iv) as required by applicable law, regulation, court order or in response to a request or demand from a duly constituted regulatory or judicial authority (including in connection with Section 15 of the 1940 Act); provided that the Subadviser shall notify the Adviser of the disclosure to the extent the Subadviser is legally permitted to do so. The foregoing shall not prohibit the Subadviser’s disclosure of portfolio securities and instruments held by any of its other client accounts or investment funds which pursue similar strategies to the Fund.

L. Business Continuity. The Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is designed so that it can be implemented within a 24-hour time period. The Subadviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event pertaining to Subadviser Assets requiring the Subadviser to implement any procedures under such plan.

M. Cybersecurity. The Subadviser has established and will keep in effect policies and procedures reasonably designed to detect and prevent cybersecurity breaches, including without limitation, malware, viruses, and other unauthorized access to information and information systems maintained by the Subadviser. The Subadviser shall notify the Adviser, by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event that results in any unauthorized access to or modification of, loss or misuse of, or impairment of the integrity or availability of, information pertaining to Subadviser Assets or information systems maintained by the Subadviser that has affected the Subadviser’s performance under this Agreement, as soon as practicable after becoming aware of such occurrence.

N. Subadviser Rights to Performance Record. Notwithstanding anything else to the contrary herein, the Subadviser shall retain a right to use the investment performance and track record of the Subadviser Assets (including in marketing) to the extent permitted by law, provided that the name of the

Fund and the Trust is not specifically identified without the prior written approval of the Trust. Further, for the avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Subadviser Assets and the Fund as are necessary to support any such uses of the investment performance and track record.

O. Subadviser Trade Errors and Breaches. The Subadviser shall notify the Adviser as promptly as reasonably practicable upon detection of (i) any trade error; or (ii) any breach of Guidelines or breach of other applicable limitations or requirements (a “Breach”) in connection with its management of the Subadviser Assets and in no event shall notice be delivered later than one business day after all appropriate control functions of the Subadviser have reviewed and agreed that any such trade error or Breach has occurred, and the Subadviser shall use commercially reasonable efforts to commence action to correct any trade error or Breach following a determination by the Subadviser that a trade error or Breach has occurred. Trade error may include, but not be limited to (i) the purchase or sale of the wrong securities; (ii) the purchase or sale of a security not in accordance with Adviser’s instructions; or (iii) a purchase of a security when the intent was to sell, or vice versa. In the event of a trade error or Breach (and not resulting from inaccurate data provided by the Adviser, the Fund or any of their agents, including the Custodian), the Subadviser shall provide a memorandum to the Adviser describing the trade error or Breach and the action, if any, to be taken to prevent future occurrences of such trade error or Breach or, alternatively, if applicable, a statement that the Subadviser has reviewed its existing controls, found them reasonably designed to prevent additional trade errors or Breaches in the future and has determined that no further action is required. Notwithstanding the Subadviser’s assessment of its internal controls or any other provision of this Agreement including Sections 4 and 5, all trade errors or Breaches impacting the Fund must be remediated by the Subadviser to the satisfaction of the Adviser, which, for the avoidance of doubt, may include reimbursement from the Subadviser to the Fund of all losses, if any, incurred by the Trust as direct result of the trade error or Breach; provided that such trade error or Breach did not result from inaccurate data provided by the Adviser, the Fund or any of their agents, including the Custodian.  In addition, if requested, the Subadviser shall provide the Adviser and the Trust, or their agents, with reasonable access to all documents and information within its possession or control related to any trade error or Breach, its calculations and correction that the Subadviser deems necessary and relevant to evaluating the Breach.

3.  Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Further, the Subadviser agrees to the representations regarding the fee structure specified in Appendix A. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Subadviser Assets accrued to, but excluding, the date of termination (as of the open of business) shall be paid promptly following such termination.

4.  Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in Section 2O above and Section 5 below, the Subadviser shall not be liable for (i) any error of judgment or mistake of law, (ii) acting in good faith reliance on data or instructions from the Adviser, the Funds or any of their agents, including the Custodian, (iii) any act or omission of any other current or former investment sub-adviser of the Funds or any other person authorized to invest assets of the Funds, (iv) any act, omission or insolvency of any FCM, Designated Counterparty or Designated Broker selected by the Subadviser in accordance with this Agreement, except to the extent the Sub-Adviser breaches its duty of care in selecting or monitoring such FCM, Designated Counterparty or Designated Broker, or (v) for any losses, damages, costs, claims, liabilities, judgments, fines, settlements and expenses (including reasonable attorney fees) (collectively, “Losses”) suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except in each case a loss resulting from Subadviser’s willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement. It is acknowledged and agreed that any trade error that results in a gain to the Fund shall inure to the benefit of the Fund.

5.  Indemnification.

A. The Adviser will indemnify the Subadviser, its affiliates, controlling persons, directors, officers and employees (collectively, the “Subadviser Indemnified Parties”) against, and hold such Subadviser Indemnified Parties harmless from, all Losses arising out of or based upon (i) any material violation of the Adviser’s duties under applicable securities law, or the Adviser’s negligence, bad faith or willful misconduct in the performance of its duties hereunder, or its material breach of, or reckless disregard of its obligations under, this Agreement; or (ii) any material misstatement or omission of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, in any advertisement or sales literature with respect to the Adviser or the Funds, in any communication by its authorized persons to current or prospective investors, or in any other communication by the Adviser’s, the Trust’s or the Funds’ authorized persons with respect to the Funds or the Subadviser, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by the Subadviser; provided, however, that in no case is the Adviser’s indemnity in favor of any Subadviser Indemnified Parties deemed to protect any Subadviser Indemnified Party against any liability to which any such person would otherwise be subject by reason of negligence, bad faith or willful misconduct in the performance of its duties hereunder, or its material breach of, or reckless disregard of its obligations under, this Agreement.

B. The Subadviser will indemnify the Adviser, the Trust and each of their respective affiliates, controlling persons, directors, trustees, officers and employees (collectively, the “Adviser Indemnified Parties”) against, and hold such Adviser Indemnified Parties harmless from, all Losses arising out of or based upon (i) any material violation of the Subadviser’s duties under applicable securities law, or its negligence, bad faith or willful misconduct in the performance of its duties hereunder, or its material breach of, or reckless disregard of its obligations under, this Agreement; or (ii) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Adviser by the Subadviser’s authorized persons for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, in any advertisement or sales literature, in any communication to current or prospective investors, or in any other communication by the Subadviser’s authorized persons with respect to the Funds or the Adviser; provided, however, that in no case is the Subadviser’s indemnity in favor of any Adviser Indemnified Parties deemed to protect any Adviser Indemnified Party against any liability to which any such person would otherwise be subject by reason of negligence, bad faith or willful misconduct in the performance of its duties hereunder, or its material breach of, or reckless disregard of its obligations under, this Agreement.

C. Neither party will be liable to the other for losses caused directly or indirectly by circumstances beyond the other party’s reasonable control, including but not limited to government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, threatened or actual terrorist activity, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots, widespread computer viruses or failures of communication systems or power supply, provided that the party followed a reasonable business continuity program.

6.  Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render any investment advisory or any other services to others whether similar or dissimilar in nature to the services hereunder (including other investment companies) and to engage in any other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

The Adviser acknowledges that the Subadviser now acts and from time to time hereafter may act as investment adviser or sub-investment adviser to one or more private funds, investment companies and fiduciary or other managed accounts (collectively, the “accounts”), and the Adviser has no objection to the Subadviser so acting. The Adviser acknowledges that while the Subadviser Assets and other accounts may invest in the same type of securities, the Subadviser may give advice or exercise investment responsibility and take such other action with respect to such other accounts which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets.

In addition, it is understood that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Subadviser’s right or the right of any of the Subadviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

The Subadviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, the Subadviser shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

7.  Maintenance of Insurance. During the term of the Agreement and for a period of one year after the termination hereof, Subadviser will be covered by errors and omissions insurance, fidelity bond coverage and commercial general liability insurance coverage maintained by the Subadviser or any of its affiliates each in a commercially reasonable amount based upon the amount of assets managed by the Subadviser and industry standards.  Subadviser shall upon reasonable request provide to the Adviser any information it may reasonably require concerning the amount of or scope of the insurance.

8.  Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than to a limited number of employees, attorneys, accountants, affiliates and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, Subadviser may disclose nonpublic information (i) to those vendors, FCMs, Designated Brokers and Designated Counterparties, who need to know such information in order to perform services contemplated by this Agreement and who act in accordance with these confidentiality obligations; and (ii) as required by applicable law, regulation, court order or subpoena. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to such party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation (b) rightfully acquired by the party from third parties whom the party reasonably believes after due inquiry are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information. Neither party shall use the information provided by the other party to trade for their own account or, without the other party’s consent, for the account of any other person (other than the Fund). Nothing in this Section 8 will be deemed to prevent a party from disclosing information concerning the other party to the extent required to comply with any applicable law, regulation or regulatory filing or in response to a request from a duly constituted regulatory or judicial authority.

9.  Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act).

10.  Representations of Subadviser. The Subadviser represents, warrants, and agrees on each day during the term of this Agreement as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) meets, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iii) has all necessary federal and state governmental, regulatory and commodity exchange licenses and approvals required to conduct its business as contemplated hereby; (iv) is and will continue to be operated in compliance in all material respects with all applicable laws, rules, and regulations; (v) has in effect all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder (including, by way of example only but without limitation, to the extent required, registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor under the Commodity Exchange Act, as amended (the “CEA”) and membership with the National Futures Association (the “NFA”)), and the performance of such obligations will not materially violate or result in a material breach of any provision of the Subadviser’s certificate of formation or limited liability company agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will manage the Subadviser Assets in a manner consistent with the Subadviser’s code of ethics (the “Code of Ethics”) and its compliance policies and procedures.

B. The Subadviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On a quarterly basis upon written request of the Adviser, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1.

C. The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures. In addition, on an annual basis, the Subadviser will provide the Adviser with a summary of their annual review of its policies and procedures as required by Rule 206(4)-7 of the Advisers Act.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV Part 2 as most recently filed with the SEC and hereafter will provide a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

E. The written information provided by the Subadviser to the Adviser, the Fund and/or the Trust for use in (i) the Fund’s Prospectus, registration statement or proxy materials (the “Offering Materials”) and/or (ii) advertisements or sales literature or in communications with the Board, governmental or self-regulatory authorities or reports filed with the SEC (only when considered together with the other information included in the Offering Materials) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

F. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Subadviser is bound or any order, rule, statue or regulation applicable to the Subadviser of any court or any governmental body or administrative agency having jurisdiction over the Subadviser, including, without limitation the 1940 Act or the Advisers Act.

G. The Subadviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Subadviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Subadviser or is reasonably likely to have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

H. Other than as may have been disclosed in writing to the Adviser, there is not pending, or to the best of the Subadviser’s knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Subadviser is a party, or to which any of the assets of the Subadviser are subject, which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement. Other than as may have been disclosed in writing to the Adviser, the Subadviser has not received any notice of an investigation or warning letter from any regulatory organization, including, without limitation, the SEC, the NFA or the CFTC regarding material non-compliance by the Subadviser with any rule, regulation or statute, which notice or letter is reasonably expected to result in a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement.

I. This Agreement has been duly and validly authorized, executed and delivered by the Subadviser and constitutes a legal, valid and binding agreement of the Subadviser enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency laws and principals and doctrines of equity.

J. The Subadviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Subadviser’s ability to perform its obligations under this Agreement. The Subadviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

K. Except as otherwise agreed by the Adviser, the Subadviser will manage the investments of the Subadviser Assets in accordance with the exemption provided in CFTC Rule 4.5.

L. The Subadviser has policies and procedures reasonably designed to ensure compliance with all applicable laws, rules and regulations, including without limitation, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; and neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the Trust or the Adviser to be in violation of Sanctions.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Subadviser no longer true and accurate in any material respect, the Subadviser shall notify the Adviser as soon as is reasonably practicable, except as prohibited by applicable law.

11.  Representations of Adviser. The Adviser represents, warrants, and agrees, as of the date hereof, as follows:

A. The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; and (ii) has the authority to enter into and perform the services contemplated by this Agreement.

B. The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

C. The Adviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Adviser’s ability to perform its obligations under this Agreement. The Adviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

D. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Adviser is bound or any order, rule, statue or regulation applicable to the Adviser of any court or any governmental body or administrative agency having jurisdiction over the Adviser including, without limitation the 1940 Act or the Advisers Act.

E. This Agreement has been duly and validly authorized, executed and delivered by the Adviser and constitutes a legal, valid and binding agreement of the Adviser enforceable in accordance with its terms. This Agreement has been duly approved by the Trust and the Board in accordance with all applicable requirements of the 1940 Act.

F. The Adviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Adviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Adviser or is reasonably likely to have a material adverse effect on the Adviser’s ability to carry out its obligations under this Agreement.

G. Each Fund is an “eligible contract participant” as defined in the CEA and a “United States person” within the meaning of Section 7701(a)(30) of the Code.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Subadviser as soon as is reasonably practicable, except as prohibited by applicable law.

12.  Provision of Certain Information by Subadviser.

A. The Subadviser will promptly notify the Adviser, as permitted by applicable law, (1) in the event the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Subadviser or any of its affiliates; (ii) placed limitations upon its (or any affiliate’s) activities, functions or operations which may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (iii) suspended or revoked its (or any affiliate’s) registration, if any, as an investment adviser; or (iv) has commenced proceedings or a formal investigation that may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Subadviser Assets, assuming the Subadviser Assets constituted a separate investment company registered under the 1940 Act, have ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code, except as otherwise provided for in the Guidelines; or (3) there occurs any ; (a) conviction, settlement or plea of guilty or no contest by the Subadviser or any of its affiliates, or any principal or officer of the Subadviser (the “Relevant Persons”) regarding any felony, securities law-related misdemeanor or any criminal misdemeanor involving theft or fraud, (b) settlement with or final determination by any regulatory authority involving a material violation of a securities law or regulation on the part of any Relevant Person; (c) formal allegation by any US or non-US governmental or self-regulatory body (including, but not to, limited to Wells Notices) of fraud, embezzlement, money laundering, insider trading, market manipulation or abuse, or breach of regulation with reference to, any Relevant Persons or the initiation of any such Proceeding (as defined in the general instructions to Form ADV) against any Relevant Persons; (d) disciplinary information that Subadviser is obligated to disclose to its clients under Item 11 of Form ADV Part 1A or Item 9 of Form ADV Part 2A; (e) material breach of this Agreement of which the Subadviser is aware; or (f) any other event which could, in the reasonable determination of the Subadviser, have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement. Adviser acknowledges that, except in the cases where an event would affect the Subadviser’s ability to carry out its obligations under this Agreement, which would require prompt email notice, such notification may be made as part of the quarterly compliance reports and/or through transmittal of an amendment to Form ADV.

B. The Subadviser further agrees to notify the Adviser promptly of any material fact respecting or relating to the Subadviser known to the Subadviser not to be contained in the Prospectus and required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) providing such reports and certifications as the Chief Compliance Officer of the Fund may reasonably request pursuant to Rules 17j-1 and 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (ii) reasonably facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct reasonable access to its chief compliance officer; (iv) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested to allow the Trust’s chief compliance officer to address in his or her annual written report to the Board pursuant to Rule 38a-1 the operation of the policies and procedures of the Subadviser as they relate to the Subadviser Assets; and (v) providing special reports in the event of “material compliance matters,” as defined by Rule 38a-1(e)(2), relating to the Subadviser Assets, as soon as is reasonably practicable and permitted by applicable law. Subadviser will provide the Adviser, the Trust or the Board with such information and assurances (including any sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Trust in its preparation of periodic reports on Form N-CSR.

13.  Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Subadviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

14.  Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15.  Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Notification of Changes. The Subadviser will notify the Adviser of any “assignment” or actual change in control or management of the Subadviser within the meaning of Section 2(a)(4) and Rule 2a-6 under the 1940 Act, and Section 202(a)(1) and Rule 202(a)(1)-1 under the Advisers Act, including, as applicable, any change of its general partners or 25% shareholders or 25% limited partners, in each case prior to such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel of the Subadviser involved in the management and oversight of the Subadviser Assets, including portfolio managers and senior management or any performing a similar role with respect to the Subadviser Assets.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by email or similar means of delivery that provide evidence of receipt.

All notices to Adviser shall be sent to:

J.P. Morgan Private Investments Inc.

270 Park Avenue, 5th Floor, New York, NY 10017

Attn: Mary Savino

With a copy to:

J.P. Morgan Private Investments Inc.

270 Park Avenue, 9th Floor, New York, NY 10017

Attn: Wealth Management Legal - Funds

All notices to Subadviser shall be sent to:

Russell Investments Implementation Services, LLC

1301 2nd Ave, 18th Floor, Seattle, WA 98101

Attn: Travis Bagley

With a copy to:

Russell Investments Implementation Services, LLC

1301 2nd Ave, 18th Floor, Seattle, WA 98101

Attn: Associate General Counsel

G. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party thereto. The parties do not intend for this Agreement to benefit any other person including, without limitation, a record owner or beneficial owner of the shares of the Fund.

H. Survival. Sections 2B(x), 2F, 2I, 2K, 2N, 4, 5, 7 (for a period of 1 year), 8, 15A, 15F and 15G shall survive the termination of this Agreement.

I. Multiple Agreements. This Agreement shall be deemed to constitute multiple separate agreements among the parties with respect to each Fund listed on Appendix A, and each provision herein shall be construed accordingly. This Agreement may be terminated in accordance with its terms with respect to a particular Fund without affecting the ongoing effectiveness of this Agreement with respect to any other Fund. Notwithstanding anything to the contrary in Section 15G, no Fund shall be deemed a third-party beneficiary under this Agreement with respect to any matter hereunder pertaining to another Fund.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Private Investments Inc.

By:	/s/ Mary Savino
	Name:	Mary Savino
	Title:	Managing Director

Russell Investments Implementation Services, LLC

By:	/s/ Travis Bagley
	Name:	Travis Bagley
	Title:	Director, Transition Management- Americas

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